UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2006

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770 Metairie, Louisiana		70002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (504) 838-8222

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

          On March 22, 2006, Newpark Resources, Inc. and Paul L. Howes entered into an Employment Agreement under which Mr. Howes will serve as our Chief Executive Officer.  The term of the Employment Agreement is from March 22, 2006 through March 31, 2009, with automatic renewal for successive one-year periods thereafter ending on each March 31, unless Mr. Howes’ employment is terminated by either party giving 60 days written notice.  Under this Employment Agreement, Mr. Howes will be entitled to receive the following compensation and benefits:

•	Annual base salary of $400,000;

•

An opportunity under our executive incentive compensation plan to earn a cash bonus of between 70% and 140% of his annual base salary based on the satisfaction of performance criteria related to our return on equity (weighted 25%), EBIT return on average assets (weighted 25%) and earnings per share (weighted 20%), and a discretionary component as recommended by our Compensation Committee (weighted 30%);

•

Eligibility to receive annual stock options and performance-based awards under our 2003 Long-Term Incentive Plan, as determined in the discretion of our Compensation Committee.  As presently structured, Mr. Howes would be awarded 80,000 options and a performance restricted share award of 50,000 shares annually;

•

As an inducement to accept employment with us, an award of (i) 375,000 options at the market price at the close of business on March 22, 2006, which will vest ratably over three years, and (ii) 200,000 time restricted shares, which will vest ratably over five years;

•

Payment of one-half the initiation fee for membership in the country club of Mr. Howes’ choice and an annual stipend of $20,000 to be used by Mr. Howes in his discretion for monthly club dues, automobile costs, and similar expenses;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Howes in the performance of his duties;

•

Payment of reasonable temporary housing costs and reimbursement of reasonable commercial transportation expenses for Mr. Howes or his wife between New Orleans, Louisiana, and their home weekly, if necessary and appropriate, through December 31, 2006, and payment of reasonable relocation expenses.  All expenses related to temporary housing, commuting, relocation, and similar expenses will be grossed up based on the highest marginal federal tax rate for the year in which payments are made;

•	Reimbursement of the cost of medical insurance coverage for Mr. Howes and his family in the St. Louis, Missouri area until final relocation of his family is completed;

•	Four weeks of paid vacation; and

•	Participation in our life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to our executive personnel.

          Concurrent with the signing of the Employment Agreement, Mr. Howes also has been appointed to our Board of Directors.  Other than in respect of his Employment Agreement with us, Mr. Howes does not have any material relationship with us or our affiliates.

          This summary of the terms of the Employment Agreement with Mr. Howes is qualified in its entirety by the text of the Employment Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  A copy of the press release announcing the appointment of Mr. Howes as our CEO is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On March 22, 2006, the Board of Directors of Newpark Resources, Inc. entered into an Employment Agreement with Paul L. Howes, age 50, to serve as our CEO.  Concurrent with the signing of the Employment Agreement, Mr. Howes also has been appointed to our Board of Directors.  Mr. Howes is not currently expected to serve on any committees of our Board of Directors.  Mr. Howes is a 1980 graduate of Michigan State University where he majored in engineering.  His career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry.  From 2002 until October 2005, he served as President and CEO of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri with operations in North America, Europe and South America.  Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.  There are no family relationships between Mr. Howes and any director or executive officer of ours.

          The material terms of the Employment Agreement between us and Mr. Howes are set forth in Item 1.01 above, and are incorporated herein by reference.

          Concurrent with the hiring of Mr. Howes, Mr. James D. Cole relinquished his position as our CEO and will not stand for re-election as a member of our Board of Directors at our 2006 Annual Meeting of Stockholders.  Mr. Cole will continue to be employed by us in the role of Chairman and CEO of Newpark Environmental Water Solutions, a wholly owned subsidiary of ours, under the terms of his Employment Agreement with us dated May 2, 2005.

          In addition, Wm. Thomas Ballantine, our President and Chief Operating Officer, has indicated that he will not stand for re-election as a member of our Board of Directors at our 2006 Annual Meeting of Stockholders.

          A copy of the press release announcing the appointment of Mr. Howes as our CEO is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  A copy of the Employment Agreement for each of Mr. Howes and Mr. Cole is attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Employment Agreement, dated March 22, 2006, between Newpark Resources, Inc. and Paul L. Howes.

10.2

Employment Agreement, dated May 2, 2005, between Newpark Resources, Inc. and James D. Cole, as previously filed in the exhibits to Newpark Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005.

	99.1	Press release issued by Newpark Resources, Inc. on March 23, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: March 22, 2006	By:	/s/ Matthew W. Hardey

Matthew W. Hardey,
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated March 22, 2006, between Newpark Resources, Inc. and Paul L. Howes.

10.2

Employment Agreement, dated May 2, 2005, between Newpark Resources, Inc. and James D. Cole, as previously filed in the exhibits to Newpark Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005.

99.1	Press release issued by Newpark Resources, Inc. on March 23, 2006.